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                                                                  CONFORMED COPY

Exhibit 10.4


                           CUSTODY AND LOAN AGREEMENT



                                  dated as of



                                 March 3, 1998



                                     among



                        MORGAN STANLEY AIRCRAFT FINANCE,


                                   the other
                                  MSAF LESSORS
                              (as defined herein)



                                      and



                    INTERNATIONAL LEASE FINANCE CORPORATION


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                           TABLE OF CONTENTS
                           _________________

                                                                           PAGE

                               ARTICLE 1
                              DEFINITIONS

SECTION 1.01.  Definitions...................................................1

                               ARTICLE 2
                                CUSTODY

SECTION 2.01.  Custody.......................................................7
SECTION 2.02.  Change of Required Security Deposits..........................7
SECTION 2.03.  Interest on the Required Security Deposits....................7
SECTION 2.04.  Termination of Custody........................................7


                               ARTICLE 3
                                 LOANS


SECTION 3.01.  Loans.........................................................8
SECTION 3.02.  Borrowings....................................................8
SECTION 3.03.  Change of Commitment Amount...................................9
SECTION 3.04.  Termination of Commitment and Maturity of Loans...............9
SECTION 3.05.  Interest......................................................10
SECTION 3.06.  Repayment of Interest and Loans...............................10
SECTION 3.07.  Aircraft Acquisition Covenant.................................11
SECTION 3.08.  MSAF Facility Covenant........................................11
SECTION 3.09.  Amounts Disbursed in Error....................................11
SECTION 3.10.  Amounts Repayed in Error......................................11
SECTION 3.11.  General Provisions as to Payments.............................12


                                   ARTICLE 4
                          CREDIT ENHANCEMENT FACILITY


SECTION 4.01.  Credit Enhancement Facility...................................12
SECTION 4.02.  Drawings under the Credit Enhancement Facility................12
SECTION 4.03.  Amount Available under the Credit Enhancement Facility........12
SECTION 4.04.  Change of Amount Available under Letter of Credit Facility....12
SECTION 4.05.  Non-Replacement of Letter of Credit...........................13

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                               ARTICLE 5
                            SUSPENSION EVENT


SECTION 5.01.  Suspension Loan or Drawing                                    13
SECTION 5.02.  Set-off and Deemed Repayment of Loans Upon
               Suspension Event                                              14
SECTION 5.03.  Termination of Suspension Event                               14


                                   ARTICLE 6
                                 MISCELLANEOUS


SECTION 6.01.  Notices                                                       15
SECTION 6.02.  Amendments and Waivers                                        16
SECTION 6.03.  Accession                                                     16
SECTION 6.04.  No Bankruptcy Petition                                        16
SECTION 6.05.  Successors and Assigns                                        16
SECTION 6.06.  Governing Law; Submission to Jurisdiction                     17
SECTION 6.07.  Counterparts; Effectiveness; Third Party Beneficiaries        17
SECTION 6.08.  WAIVER OF JURY TRIAL                                          17
SECTION 6.09.  Entire Agreement                                              18
SECTION 6.10.  Captions                                                      18

SCHEDULE I     - Changes of Commitment Amount                               I-1
EXHIBIT A      - Form of Notice of Change of Required
                 Security Deposits                                          A-1
EXHIBIT B      - Form of Accession Agreement                                B-1

     CUSTODY AND LOAN AGREEMENT dated as of March 3, 1998 among MORGAN STANLEY AIRCRAFT FINANCE, a Delaware statutory business trust ("MSAF"), the other MSAF LESSORS (as defined below) and INTERNATIONAL LEASE FINANCE CORPORATION, a California corporation ( "ILFC").

     WHEREAS, MSAF, ILFC and certain other Persons are parties to a Servicing Agreement dated as of November 10, 1997 (as amended and in effect from time to time, the "SERVICING AGREEMENT");

     WHEREAS, pursuant to Section 5.06 of the Servicing Agreement, ILFC is to hold certain security deposits on behalf of the MSAF Lessors and pursuant to
Section 5.05 of the Servicing Agreement, ILFC is to provide a credit facility to MSAF; and

     WHEREAS, ILFC and MSAF have agreed to set forth in this Agreement the arrangements concerning ILFC's holding of such security deposits and provision of such credit facility to MSAF;

     NOW, THEREFORE, the parties agree as follows:


                               ARTICLE I.

                              DEFINITIONS

     SECTION 1.01. Definitions. The following terms, as used in this Agreement, have the following meanings:

     "ACCESSION AGREEMENT" means an Accession Agreement substantially in the form of Exhibit B.

     "AGREEMENT" means this Custody and Loan Agreement, as amended and in effect from time to time.

     "AIRCRAFT" means the "Aircraft" as defined in, and acquired by MSAF or its designee pursuant to, the Asset Purchase Agreement.

     "ASSET PURCHASE AGREEMENT" means the Asset Purchase Agreement dated as of November 10, 1997 between MSAF and ILFC.

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     "BUSINESS DAY" means any day on which United States dollar deposits may be traded on the London inter-bank market and commercial banks and foreign exchange markets are open in New York, New York and London, England.

     "CHANGE OF COMMITMENT AMOUNT" means any increase or decrease in the Commitment Amount.

     "CHANGE OF REQUIRED SECURITY DEPOSITS" means any increase or decrease in the aggregate amount of Required Security Deposits.

     "COMMITMENT" means ILFC's obligation to make Loans to MSAF at any time, up to a maximum of the Commitment Amount at such time.

     "COMMITMENT AMOUNT" means (i) at any time before the Reduction Date, the sum of (A) $10,000,000 plus (B) Required Security Deposits at such time less (C) the aggregate amount of outstanding Loans (including the amount of any Drawings, as provided by Section 3.01(c)) at such time and (ii) at any time from and after the Reduction Date, the sum of (A) $10,000,000 less (B) the aggregate amount of outstanding Loans (including the amount of any Drawings, as provided by Section 3.01(c)) at such time; provided that in each of cases (i) and (ii), the "Commitment Amount" shall not be less than zero.

     "CREDIT ENHANCEMENT FACILITY" means, at any time, the credit enhancement facility provided at such time by ILFC, in its capacity as Servicer under the Servicing Agreement, for the benefit of MSAF, pursuant to Section 4.01 of this Agreement.

     "DCR" means Duff & Phelps Credit Rating Co.

     "DRAWING" means any drawing by MSAF under the letter of credit issued in MSAF's favor under the Credit Enhancement Facility or, if the Credit Enhancement Facility is not a letter of credit facility, any drawing by MSAF under the Credit Enhancement Facility.

     "ELIGIBLE PROVIDER" means ILFC, American International Group, Inc. or a bank or other financial institution, in each case whose short-term unsecured debt is rated at least A1+ by S&P, at least D1+ by DCR or at least P1 by Moody's.

     "ILFC" has the meaning specified in the preamble to this Agreement.

     "ILFC DRAWING SHARE" means on the occasion of any MSAF Facilities Drawing, the amount which is equal to the product of (x) the applicable Total

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MSAF Facilities Drawing Amount multiplied by (y) the fraction which is the quotient of (A) the Commitment Amount immediately before such MSAF Facilities Drawing divided by (B) the aggregate amounts committed and available for drawing under the MSAF Facilities immediately before such MSAF Facilities Drawing.

     "ILFC REPAYMENT SHARE" means, on each Payment Date, the amount which is equal to the product of (x) the applicable Total MSAF Facilities Repayment Amount multiplied by (y) the fraction which is the quotient of (A) outstanding Loans immediately before the applicable repayment divided by (B) the aggregate amounts outstanding and required to be repaid under the MSAF Facilities immediately before such repayment.

     "ILFC INSOLVENCY EVENT" means the occurrence of one of the following events: (i) an involuntary proceeding is commenced or an involuntary petition is filed in a court of competent jurisdiction seeking relief in respect of ILFC or in respect of a substantial part of the property or assets of ILFC, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other United States federal or state or foreign bankruptcy, insolvency, receivership or similar law, and such proceeding or petition continues undismissed for 120 days or an order or decree approving or ordering any of the foregoing is entered or ILFC goes into liquidation, suffers a receiver or mortgagee to take possession of all or substantially all of its assets or has an examiner appointed over it or a petition or proceeding is presented for any of the foregoing and not discharged within 120 days; or (ii) ILFC voluntarily commences any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other United States federal or state or foreign bankruptcy, insolvency, receivership or similar law, consents to the institution of, or fails within 120 days to contest the filing of, any petition described in clause (i) above, files an answer admitting the material allegations of a petition filed against it in any such proceeding or makes a general assignment for the benefit of its creditors.

     "INDENTURE" means the indenture dated as of March 3, 1998 between MSAF and Bankers Trust Company, pursuant to which the securitization debt of MSAF is issued.

     "INDENTURE DEFAULT" means any time following the delivery of a "Default Notice" (as defined in the Indenture) under the Indenture or during the continuance of an "Acceleration Default" (as defined in the Indenture).

     "INTERCREDITOR AGREEMENT" means the Intercreditor Agreement dated as of March 3, 1998 among Morgan Stanley, Dean Witter, Discover & Co., ILFC and the other MSAF Facility Providers (as defined therein).

     "LC NON-REPLACEMENT ELECTION" has the meaning specified in Section 4.04(a).

     "LEASE" means, with respect to any Aircraft, the aircraft or engine lease agreement relating to such Aircraft between the applicable MSAF Lessor and the applicable Lessee, together with all supplements and amendments to such agreement, pursuant to which such Aircraft is leased to such Lessee.

     "LEASE DOCUMENTS" means, with respect to each Aircraft, all agreements (other than the Lease itself) (including any side letters, assignments of warranties or option agreements) delivered in connection with, or relating to, the Lease of such Aircraft.

     "LESSEE" means, with respect to each Aircraft, the operating lessee of such Aircraft.

     "LESSEE-INTEREST SECURITY DEPOSIT" means, at any time, a Security Deposit on which interest earned is required under the terms of the relevant Lease (to the extent stipulated in such Lease) to be paid by the applicable MSAF Lessor, in its capacity as lessor, to the applicable Lessee.

     "LOAN" means any loan made or deemed made by ILFC to MSAF pursuant to this Agreement.

     "MORGAN STANLEY AGREEMENT" means the Loan Agreement dated as of March 3, 1998 between MSAF and Morgan Stanley, Dean Witter, Discover & Co.

     "MSAF" has the meaning specified in the preamble to this Agreement.

     "MSAF FACILITIES DRAWING" means any borrowing that MSAF makes under the MSAF Facilities in order to make a payment of principal of or interest on MSAF's securitization debt.

     "MSAF FACILITY" means (i) this Agreement, (ii) the Morgan Stanley Agreement and (iii) any other credit or liquidity enhancement facility provided to MSAF that ranks pari passu with this Agreement and the Morgan Stanley Agreement.

     "MSAF LESSOR" means MSAF or the Subsidiary of MSAF that is the Person for whose benefit the Lessee pays Security Deposits under a Lease.

     "MOODY'S" means Moody's Investors Service, Inc.

     "NOTICE OF ADDITIONAL BORROWING" has the meaning specified in Section 3.02(c).

     "NOTICE OF BORROWING" has the meaning specified in Section 3.02(a).

     "NOTICE OF CHANGE OF REQUIRED SECURITY DEPOSITS" means a notice from ILFC to MSAF, substantially in the form of Exhibit A to this Agreement.

     "NOTICE OF REPAYMENT" has the meaning specified in Section 3.06(a).

     "PAYMENT DATE" means the 15th day of each month (or, if such day is not a Business Day, the next succeeding Business Day), commencing April 1998.

     "PERSON" means an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality of such government or political subdivision.

     "PROVIDER" means (i) at any time when ILFC is required to have a Credit Enhancement Facility in place pursuant to Section, the provider of the Credit Enhancement Facility and (ii) at any other time, ILFC.

     "QUARTERLY LC REPLACEMENT DATE" means the 15th day of each April, July, October and January (or, if such day is not a Business Day, the next succeeding Business Day), commencing April 1998.

     "REDUCTION DATE" means the date of the termination of the Servicing Agreement pursuant to any provision of Section 10.02 of the Servicing Agreement (other than Section 10.02(b) (iii) or Section 10.02(b) (iv)).

     "REQUIRED SECURITY DEPOSITS" means, at any time, the aggregate amount of Security Deposits at such time, other than (i) any amount determined in good faith by ILFC, in its capacity as Servicer under the Servicing Agreement, to be no longer held as security for the obligations of a Lessee under a Lease, whether upon expiry of or default under such Lease or otherwise, and (ii) Security Deposits in an amount exceeding three months' rent with respect to a single Aircraft and paid by a single Lessee.

     "S&P" means Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc.

     "SECURITY DEPOSIT" means, at any time, with respect to each Aircraft, all cash amounts and security deposits in the form of prepayments of rent paid by the Lessee for the benefit of the applicable MSAF Lessor under the relevant Lease, as security for the obligations of the Lessee under such Lease and under any related Lease Documents.

     "SERVICING AGREEMENT" has the meaning specified in the preamble to this Agreement.

     "SUBSIDIARY" means, as to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

     "SUSPENSION EVENT" means (i) at any time when ILFC is required to have a Credit Enhancement Facility in place pursuant to Section 4.01, a failure by ILFC to renew the Credit Enhancement Facility, or any letter of credit issued under the Credit Enhancement Facility, on its scheduled expiration, (ii) a downgrade in the rating of the short-term unsecured debt of the Provider such that it is no longer an Eligible Provider or (iii) at any time when ILFC is required to have a Credit Enhancement Facility in place pursuant to Section 4.01, any other event that causes ILFC to fail to cause the Credit Enhancement Facility to remain outstanding and in full force and effect.

     "SUSPENSION DRAWING" has the meaning specified in Section 5.01(b).

     "SUSPENSION LOAN" has the meaning specified in Section 5.01(a).

     "TERMINATION DATE" means the date of the termination of the Servicing Agreement pursuant to Section 10.01 thereof or by MSAF upon the repayment or defeasance (but not refinancing) of all of MSAF's securitization debt, or of the sale by MSAF and its Subsidiaries of all the Aircraft.

     "TOTAL MSAF FACILITIES DRAWING AMOUNT" means, at the time of each MSAF Facilities Drawing, the total amount to be drawn by MSAF under the MSAF Facilities in order to make a payment of principal of or interest on MSAF's securitization debt on the next Payment Date.

     "TOTAL MSAF FACILITIES REPAYMENT AMOUNT" means, on each Payment Date, the total amount available to MSAF for the repayment of amounts outstanding under the MSAF Facilities, after the payment of all amounts required to be paid on such Payment Date pursuant to Section 3.08(a)(x) or, during an Indenture Default, Section 3.08(b)(vi) of the Indenture.

     "UNITED STATES" means the United States of America.


                                   ARTICLE 2

                                    CUSTODY

     SECTION 2.01. Custody. (a) Under this Agreement, ILFC shall hold the Required Security Deposits in custody for the benefit of the applicable MSAF Lessor (subject to Section 2.03) and as the agent of the applicable MSAF Lessor.

     (b) At the time at which this Agreement becomes effective in accordance with Section 6.07(b), the amount of Required Security Deposits held by ILFC at such time shall be deemed to have been delivered as the initial amount in custody under this Agreement by the MSAF Lessors to ILFC.

     SECTION 2.02. Change of Required Security Deposits. (a) On the date of any Change of Required Security Deposits, ILFC shall give MSAF a Notice of Change of Required Security Deposits.

     (b) On the date of any Change of Required Security Deposits that occurs because amounts previously held by ILFC are to be returned to any Lessee or to MSAF pursuant to the terms of this Agreement or the Servicing Agreement, ILFC shall immediately redeliver such amounts to MSAF.

     SECTION 2.03. Interest on the Required Security Deposits. Any interest earned by ILFC on the Required Security Deposits shall be for the account of ILFC, except to the extent that interest earned on a Lessee-Interest Security Deposit is expressly set forth in writing under the applicable Lease to be for the account of the applicable Lessee, in which case interest to such extent shall be for the account of such Lessee and ILFC shall be responsible for the remittance of such interest to the applicable Lessee in accordance with the terms of the relevant Lease.

     SECTION 2.04. Termination of Custody. Upon the termination of the Servicing Agreement for any reason, ILFC's agency as custodian on behalf of the MSAF Lessors shall terminate and ILFC shall redeliver the full amount of any remaining Required Security Deposits at such time to MSAF.

                                   ARTICLE 3

                                     LOANS

     SECTION 3.01. Loans. (a) ILFC agrees, on the terms and conditions set forth in this Agreement, to make Loans to MSAF from time to time during the term of this Agreement to enable MSAF to make a payment of principal of or interest on MSAF's securitization debt; provided that the amount of any such Loan shall not exceed the Commitment Amount in effect immediately before such Loan is made.

     (b) ILFC agrees to make a Loan to MSAF during the continuance of any Suspension Event, as set forth in Section 5.01(a).

     (c) ILFC agrees that any Drawing made pursuant to Section 4.02 or Section 5.01(b) shall be deemed to constitute a Loan made to MSAF by ILFC in a principal amount equal to the amount of such Drawing.

     (d) ILFC agrees that any delivery to MSAF of the amount of an increase in Required Security Deposits made pursuant to Section 4.05(b) shall be deemed to constitute a Loan made to MSAF by ILFC in a principal amount equal to the amount of Required Security Deposits delivered.

     (e) MSAF may borrow under this Section 3.01, repay Loans as provided in
Section 3.06 and reborrow under this Section 3.01, at any time during the term of this Agreement.

     SECTION 3.02. Borrowings. (a) Not later than 8:00 P.M. (New York City time) on the Business Day before the date of any Loan that MSAF wishes ILFC to make pursuant to Section 3.01(a), MSAF shall give ILFC notice (a "NOTICE OF BORROWING") (provided that such notice may be given orally by telephone if MSAF provides written confirmation of such notice by 8:30 P.M. (New York City time)), stating that the purpose of such Loan is to enable MSAF to make a payment of principal of or interest on MSAF's securitization debt and specifying:

     (i) the applicable Total MSAF Facilities Drawing Amount;

     (ii) the amount of such Loan, which shall be equal to the related ILFC Drawing Share; and

     (iii) the date (which shall be a Business Day) of such Loan.

     (b) Not later than 5:30 P.M. (New York City time) on the date of any Loan specified in a Notice of Borrowing given pursuant to Section 3.02(a), ILFC shall make available the amount of such Loan to MSAF, in lawful money of the United States in Federal or other funds immediately available in New York City.

     (c) If, for any reason, on the date of any Loan MSAF does not receive the full applicable Total MSAF Facilities Drawing Amount under the MSAF Facilities, not later than 8:30 P.M. (New York City time) on the date of such Loan, MSAF may give ILFC notice of an additional Loan (a "NOTICE OF ADDITIONAL BORROWING"), specifying:

     (i)  the shortfall in such Total MSAF Facilities Drawing Amount; and

     (ii) the amount of such additional Loan, which may be any amount up to the Commitment Amount; and

     (iii)the date (which shall be the next Business Day) of such additional
          Loan.


     (d) Not later than 5:30 P.M. (New York City time) on the date of any additional Loan specified in a Notice of Additional Borrowing, ILFC shall make available the amount of the applicable additional Loan to MSAF, in lawful money of the United States in Federal or other funds immediately available in New York City.

     SECTION 3.03. Change of Commitment Amount. On the date of each Change of Commitment Amount, MSAF and ILFC shall jointly agree: (i) the reason for such Change of Commitment Amount, (ii) the amount of such Change of Commitment Amount, (iii) after giving effect to such Change of Commitment Amount, the amount of Required Security Deposits, (iv) after giving effect to such Change of Commitment Amount, the amount of outstanding Loans and (v) after giving effect to such Change of Commitment Amount, the Commitment Amount. MSAF and ILFC shall complete and each sign Schedule I (or a continuation thereof) to this Agreement to evidence such agreement.

     SECTION 3.04. Termination of Commitment and Maturity of Loans. On the Termination Date, the Commitment shall terminate and on the next Payment Date, unless repaid earlier pursuant to Section or deemed repaid earlier pursuant to Section , each Loan shall mature, and its principal amount shall, to the extent that there are amounts available to MSAF on such Payment Date after the payment of all amounts required to be paid on such Payment Date pursuant to Section 3.08(a)(x) or, during an Indenture Default, Section 3.08(b)(vi) of the Indenture, be due and payable (together with any and all interest accrued thereon).

     SECTION 3.05. Interest. Each Loan shall bear interest on its outstanding principal amount, for each day from the date such Loan is made until it is repaid or deemed repaid, at a rate of 3% per annum, calculated on the basis of a 360-day year consisting of twelve 30-day months.

     SECTION 3.06. Repayment of Interest and Loans. On each Payment Date, to the extent that there are amounts available to MSAF on such Payment Date after the payment of all amounts required to be paid on such Payment Date pursuant to
Section 3.08(a)(x) or, during an Indenture Default, Section 3.08(b)(vi) of the Indenture, MSAF shall repay interest on and principal of outstanding Loans in accordance with Section 3.08 (a) (xi) or, during an Indenture Default, Section 3.08(b)(vii) of the Indenture. Not later than 12:30 P.M. (New York City time) on the second Business Day before each Payment Date on which MSAF intends to repay any interest or principal of Loans, MSAF shall give ILFC notice (a "NOTICE OF REPAYMENT"), specifying:

     (i) the Total MSAF Facilities Repayment Amount that it intends to repay on such Payment Date; and

     (ii) the ILFC Repayment Share.

     (b) On each Payment Date following a Notice of Repayment, MSAF shall pay to ILFC the ILFC Repayment Share specified in such Notice of Repayment, which shall be applied to repay:

               (i) first, all interest then accrued in accordance with Section 3.05; and

               (ii) second, except during the continuance of a Suspension Event, the principal amount of any Loans then outstanding;

provided that at any time when ILFC is required to have a Credit Enhancement Facility in place pursuant to Section , notwithstanding the amount of the ILFC Repayment Share specified in any Notice of Repayment, MSAF shall not be obligated to repay Loans in any amount such that (after giving effect to such repayment) the Commitment Amount would be greater than the face amount of the Credit Enhancement Facility on such Payment Date (before giving effect to such repayment), unless MSAF shall first have received (A) if the Credit Enhancement Facility is a letter of credit, a replacement letter of credit in the full amount of the Commitment Amount, after giving effect to the repayment specified in the applicable Notice of Repayment (provided that facsimile evidence of the issuance of such replacement letter of credit shall be sufficient; and provided further that despite receipt of such evidence, such replacement letter of credit shall be deemed to be held in escrow by MSAF on ILFC's behalf until ILFC's receipt of the applicable repayment) or (B) if the Credit Enhancement Facility is not a letter of credit, notice from the Provider that upon the making by MSAF of the repayment specified in the Notice of Repayment, the amount available under the Credit Enhancement Facility shall be the Commitment Amount, after giving effect to such repayment; and

     provided further that if MSAF does not repay Loans in an amount such that the Commitment Amount immediately after such repayment is greater than the then face amount of the Credit Enhancement Facility, ILFC shall have no obligation to increase the face amount of the Credit Enhancement Facility.

     SECTION 3.07. Aircraft Acquisition Covenant. MSAF covenants with ILFC that it shall not, and shall not permit any of its Subsidiaries to, purchase or otherwise acquire any aircraft (other than the Aircraft) or any interest therein, unless at the time of such purchase or other acquisition there are no Loans outstanding.

     SECTION 3.08. MSAF Facility Covenant. MSAF covenants with ILFC that it shall not at any time enter into any MSAF Facility unless the provider of such MSAF Facility simultaneously becomes a party to the Intercreditor Agreement.

     SECTION 3.09. Amounts Disbursed in Error. If for any reason MSAF, in a Notice of Borrowing given pursuant to Section 3.02(a), requests an amount that is greater than the Commitment Amount at the time of such Notice of Borrowing, and ILFC disburses the full amount requested, on the next Payment Date MSAF shall, to the extent that there are amounts available to MSAF on such Payment Date, repay to ILFC the amount of the excess of such disbursement over such Commitment Amount as an "Expense" under the Indenture, in accordance with
Section 3.08(a)(i) or, during an Indenture Default, of the Indenture. Such repayment will not affect MSAF's obligation to make any other repayment under
Section 3.06 on such Payment Date.

     SECTION 3.10. Amounts Repaid in Error. If for any reason, on any Payment Date MSAF pays to any MSAF Facility Provider an amount that is greater than the"Repayment Share" (as defined in the Intercreditor Agreement) of such MSAF Facility Provider applicable to such Payment Date, and consequently MSAF pays to ILFC an amount that is less than the ILFC Repayment Share applicable to such Payment Date, on the next Payment Date MSAF shall, to the extent that there are amounts available to MSAF on such Payment Date, repay to

ILFC the amount of the shortfall in such repayment as an "Expense" under the Indenture, pursuant to Section 3.08(b)(i).

     SECTION 3.11. General Provisions as to Payments. MSAF shall make each payment of interest on, and principal of, the Loans at the times specified in
Section 3.08 of the Indenture and at such place as ILFC shall specify by notice to MSAF.


                                   ARTICLE 4

                          CREDIT ENHANCEMENT FACILITY

     SECTION 4.01. Credit Enhancement Facility. At any time when ILFC is not an Eligible Provider, ILFC will be required to have an Eligible Provider provide MSAF with the Credit Enhancement Facility described in this Article 4. At any time when ILFC is an Eligible Provider, ILFC will not be required to have an Eligible Provider or any other Person provide MSAF with the Credit Enhancement Facility described in this Article 4.

     SECTION 4.02. Drawings under the Credit Enhancement Facility. If ILFC fails for any reason to make a Loan under Section by 12:00 noon (New York City time) on the date specified in a Notice of Borrowing, MSAF shall, upon prior notice to ILFC, be entitled to make a Drawing in the full amount available under the Credit Enhancement Facility, up to the Commitment Amount at such time.

     SECTION 4.03. Amount Available under the Credit Enhancement Facility. Subject to Section 4.04 and Section 4.05, the total amount available to MSAF for Drawings under the Credit Enhancement Facility at any time shall be equal to the Commitment Amount at such time.

     SECTION 4.04.  Change of Amount Available under Letter of Credit Facility.
(a) If the Credit Enhancement Facility is a letter of credit facility, on the occasion of each Change of Commitment Amount, ILFC may elect either (i) to give notice to the Provider (with a copy to MSAF) of such Change of Commitment Amount, and cause the Provider to issue a replacement letter of credit in favor of MSAF on the date of such Change of Commitment Amount so that the total amount available to MSAF under all such letters of credit is equal to the new Commitment Amount or (ii) provided that it complies with Section , to leave in place the letter of credit outstanding at such time (an "LC NON-REPLACEMENT ELECTION").

     (b) If the Credit Enhancement Facility at any time is not a letter of credit facility, on the occasion of each Change of Commitment Amount, ILFC shall give notice to the Provider (with a copy to MSAF) of such Change of Commitment Amount, and shall cause the Provider to make the new Commitment Amount available to MSAF under the Credit Enhancement Facility on the date of such Change of Commitment Amount.

     SECTION 4.05. Non-Replacement of Letter of Credit. (a) If a Change of Commitment Amount (i) is a decrease in the Commitment Amount that results in the face amount of the outstanding letter of credit exceeding the Commitment Amount and (ii) ILFC makes an LC Non-Replacement Election, notwithstanding the face amount of the outstanding letter of credit, the maximum Drawing that MSAF shall at any time be entitled to make on such letter of credit shall be the Commitment Amount.

     (b) If a Change of Commitment Amount (i) is an increase in the Commitment Amount resulting from an increase in Required Security Deposits that results in the Commitment Amount exceeding the face amount of the outstanding letter of credit and (ii) ILFC makes an LC Non-Replacement Election, ILFC shall immediately deliver the amount of such increase to MSAF, and such delivery shall, in accordance with Section 3.01(c), be deemed to constitute a Loan in a principal amount equal to the amount delivered. On the next succeeding Quarterly LC Replacement Date, ILFC shall cause the Provider to issue a replacement letter of credit in the full amount of the Commitment Amount on such Quarterly LC Replacement Date (calculated after giving effect to any borrowings or repayments of principal of Loans specified by MSAF in a Notice of Borrowing or a Notice of Repayment as intended to be made on such Quarterly LC Replacement
Date).

                                   ARTICLE 5

                                SUSPENSION EVENT

     SECTION 5.01. Suspension Loan or Drawing. From and after the fifth Business Day after the date on which any Suspension Event occurs, if such Suspension Event is continuing, MSAF may request that ILFC make a Loan (a "SUSPENSION LOAN") in the full amount of the Commitment Amount at such time, by giving ILFC notice of such Suspension Loan not later than 12:00 noon (New York City time) on the second Business Day before the date (which shall be a Business
Day) of such Suspension Loan. Not later than 12:00 noon (New York City time) on the date of the requested Suspension Loan, ILFC shall make available the amount of such Suspension Loan to MSAF, in lawful money of the United States in Federal or other funds immediately available in New York City.

     (b) If ILFC fails for any reason to make a Suspension Loan by 12:00 noon (New York City time) on the date specified in the notice given by MSAF pursuant to Section 5.01(a) or if an ILFC Insolvency Event has occurred and is continuing at such time, MSAF shall, without further notice to ILFC, immediately be entitled to make a Drawing (a "SUSPENSION DRAWING") in the full amount of the Commitment Amount at such time.

     SECTION 5.02.  Set-off and Deemed Repayment of Loans Upon Suspension Event.
(a) On the date of any Suspension Loan or Suspension Drawing, after giving effect to (i) such Suspension Loan or Suspension Drawing, as applicable, and
(ii) any Change of Required Security Deposits effective on the date of such Suspension Loan or Suspension Drawing, ILFC shall set off and apply any Required Security Deposits held by it pursuant to Section 2.01 on such date against the principal amount of any Loans then outstanding, which shall be deemed repaid in the amount of such set-off and application.

     (b) After giving effect to the set-off and application to be made pursuant to Section 5.02(a), if any Loans shall still be outstanding, notwithstanding any Suspension Event, such Loans shall remain outstanding until repaid in accordance with Section 3.06, and shall accrue interest payable in accordance with Section 3.05.

     SECTION 5.03. Termination of Suspension Event. On the first Payment Date following both (a) the termination of a Suspension Event and (b) if ILFC is not an Eligible Provider, ILFC's once again procuring and causing to remain in full force and effect a Credit Enhancement Facility provided by an Eligible Provider, and upon (i) receipt by MSAF from ILFC of the applicable Notice of Change of Required Security Deposits under Section 2.02 and, if ILFC is not an Eligible Provider, receipt by MSAF of the applicable letter of credit or other evidence satisfactory to MSAF that the full Commitment Amount at such time is available to it under the Credit Enhancement Facility, and (ii) the applicable joint endorsement of Schedule I to this Agreement by ILFC and MSAF pursuant to Section 3.03, MSAF shall deliver to ILFC an amount equal to the amount of the Required Security Deposits at such time. Upon making delivery of such amount, MSAF shall be deemed to have delivered the full amount of the Required Security Deposits back to ILFC, to be held in custody pursuant to Section 2.01 by ILFC on behalf of the MSAF Lessors.

                                   ARTICLE 6

                                 MISCELLANEOUS

     SECTION 6.01. Notices. Any notice, request or information required or permissible under this Agreement will be in writing and in English. Notices will be delivered in person or sent by fax, letter (mailed airmail, certified and return receipt requested), or by expedited delivery addressed to the parties as set forth below in this Section . In the case of a fax, notice will be deemed received upon the date set forth on the confirmation of receipt produced by the sender's fax machine immediately after the fax is sent. In the case of a mailed letter, notice will be deemed received on the tenth day after mailing.
In the case of a notice sent by expedited delivery, notice will be deemed received on the date of delivery set forth in the records of the Person which accomplished the delivery. If any notice is sent by more than one of the above listed methods, notice will be deemed received on the earliest possible date in accordance with the above provisions. Notices will be addressed as follows:

if to MSAF, to:

   Morgan Stanley Aircraft Finance
   c/o Cabot Aircraft Services Limited
   4th Floor, Europa House
   Harcourt Street
   Dublin 2
   Ireland
   Attention: Mr. Kieran O'Keefe
   Fax: 353-1-475 4778


with a copy to:

   Morgan Stanley & Co. International Limited
   25 Cabot Square
   Canary Wharf
   London E14 4QA
   Attention: Mr. Scott Peterson
   Fax: 44-171-425 4328


if to ILFC, to:

   International Lease Finance Corporation
   1999 Avenue of the Stars
   39th Floor
   Los Angeles, CA 90067
   Attention: Legal Department

   Fax: 1-310-788 1990

or to such other address as any party shall from time to time designate in writing to the other parties.

     SECTION 6.02. Amendments and Waivers. (a) Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective.

     (b) No failure or delay by any party in exercising any right, power or privilege under this Agreement shall operate as a waiver of such right, power or privilege nor shall any single or partial exercise of such right, power or privilege preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement shall be cumulative and not exclusive of any rights or remedies provided by law.

     SECTION 6.03. Accession. MSAF shall immediately cause any Subsidiary of MSAF that becomes an MSAF Lessor after the date of this Agreement to become a party to this Agreement by executing an Accession Agreement. Upon the execution of such Accession Agreement by such MSAF Lessor and the acceptance and acknowledgement of such execution by the other parties to this Agreement, such MSAF Lessor shall become a party to this Agreement for all purposes and shall be bound by the terms of this Agreement as if it were an original signatory to this Agreement.

     SECTION 6.04. No Bankruptcy Petition. ILFC agrees that it shall not take any steps for the purposes of procuring the appointment of any administrative receiver or the making of any administrative order or for instituting any bankruptcy, reorganization, arrangement, insolvency, winding-up, liquidation, composition or any like proceedings under the laws of any jurisdiction in respect of any MSAF Lessor or in respect of any of their respective liabilities, as a result of any claim or interest of ILFC under this Agreement.

     SECTION 6.05. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights and obligations under this Agreement without the consent of the other parties.

     SECTION 6.06. Governing Law; Submission to Jurisdiction. (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     (b) The parties to this Agreement agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated by this Agreement may be brought in the United States District Court for the Southern District of New York or any other New York State court sitting in New York City, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or in the future have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 6.01 shall be deemed effective service of process on such party.

     SECTION 6.07. Counterparts; Effectiveness; Third Party Beneficiaries. (a) This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures to each such counterpart were upon the same instrument.

     (b) This Agreement shall become effective when (i) each party has received a counterpart of this Agreement signed by each other party or facsimile or other satisfactory confirmation that each other party has signed a counterpart of this Agreement, (ii) if ILFC is not an Eligible Provider on the date of this Agreement, MSAF has received the initial letter of credit issued under the Credit Enhancement Facility and (iii) both ILFC and MSAF have received a copy of
Schedule I to this Agreement, appropriately endorsed by each of them to reflect the initial Commitment Amount.

     (c) No provision of this Agreement is intended to confer upon any Person other than the parties to this Agreement any rights or remedies under this Agreement.

     SECTION 6.08. WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

     SECTION 6.09. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.

     SECTION 6.10. Captions. The captions used in this Agreement are included for convenience of reference only and shall be ignored in the construction or interpretation of this Agreement.

     IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed by its authorized representative or officer, as applicable, as of the day and year first above written.

                                        MORGAN STANLEY AIRCRAFT FINANCE



                                        By:  /s/ Karl Essig
                                             ----------------
                                             Name: Karl Essig
                                             Title: Signatory Trustee



                                        INTERNATIONAL LEASE FINANCE CORPORATION



                                        By:  /s/ Alan H. Lund
                                             ------------------
                                             Name: Alan H. Lund
                                             Title: Executive Vice President


                                        MSA I


                                        By:  /s/ Scott Peterson
                                             --------------------
                                             Name: Scott Peterson
                                             Title: Signatory Trustee


                                             /s/ Maurice Mason
                                             -----------------
                                             SIGNED SEALED AND DELIVERED
                                             for and on behalf of
                                             GREENFLY (IRELAND) LIMITED,
                                                by Maurice Mason
                                             its duly authorized attorney
                                             in fact in the presence of:

                                        REDFLY (UK) LIMITED



                                        By:  /s/ Maurice Mason
                                             -------------------
                                             Name: Maurice Mason
                                             Title: Chairman

                                                                      SCHEDULE I
                          CHANGES OF COMMITMENT AMOUNT


         Reason for   Amount of
         Change of    Change of            (1)                (2)      ((1)+10,000,000)-(2))
         Commitment   Commitment    Required Security     Outstanding       Commitment         Signature for   Signature for
Date      Amount*     Amount **        Deposits***           Loans            Amount                MSAF            ILFC
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------


_______________________

* Specify (i) deemed initial delivery of Required Security Deposits, (ii) Change of Required Security Deposits, (iii) Loan, (iv) repayment of Loan,
     (v) occurrence of Reduction Date, (vi) occurrence of Suspension Event or
     (vii) termination of Suspension Event.

** Specify the amount of the applicable increase (expressed as a positive) or decrease (expressed as a negative) in the Commitment Amount.

*** As detailed in the Notice of Change of Required Security Deposits from ILFC to MSAF given on the date of the applicable Change of Commitment Amount.

                                                                       EXHIBIT A

                          FORM OF NOTICE OF CHANGE OF
                                    REQUIRED
                               SECURITY DEPOSITS

                                                            [Date of Change
                                                            of Required Security
                                                            Deposits]

Morgan Stanley Aircraft Finance
c/o Cabot Aircraft Services Limited
4th Floor, Europa House
Harcourt Street
Dublin 2
Ireland
Attention: Mr. Kieran O'Keefe
Fax: 353-1-475 4778

Ladies and Gentlemen:

     Re: Custody and Loan Agreement (the "CUSTODY AND LOAN AGREEMENT") dated as of March 3, 1998 among Morgan Stanley Aircraft Finance ( "MSAF"), the other MSAF Lessors and International Lease Finance Corporation ("ILFC")

     This notice is given to MSAF pursuant to Section 2.02 of the Custody and Loan Agreement. Capitalized terms used and not defined in this notice have the meanings specified in the Custody and Loan Agreement.

     ILFC hereby notifies MSAF that as of the date of this notice, there has been a Change of Required Security Deposits, as detailed below.

                               DETAILS OF CHANGE


Aircraft(1)           Reason for Change(2)      Amount(3)
[Name of Lessee]                                $
MSN[_____]




                                       A1

                                          Total

________________

     (1) List each Aircraft with respect to the Lease of which the applicable Required Security Deposit held by ILFC has increased or decreased.

     (2)  Specify the cause of such increase or decrease.

     (3) Specify the amount of the applicable increase (expressed as a positive) or decrease (expressed as a negative) in the Required Security Deposit.

     As a result of the above Change of Required Security Deposits, the amount of Required Security Deposits is $________.

                                        Sincerely,

                                        INTERNATIONAL LEASE FINANCE CORPORATION


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:



cc:                  Morgan Stanley & Co. International Limited
                     25 Cabot Square
                     Canary Wharf
                     London E14 4QA
                     Attention: Mr. Scott Peterson
                     Fax: 44-171-425 4328

                                                              EXHIBIT B

                          FORM OF ACCESSION AGREEMENT


                                                            [Date]

     We refer to the Custody and Loan Agreement dated as of March 3, 1998 among Morgan Stanley Aircraft Finance, the other MSAF Lessors and International Lease Finance Corporation (the "CUSTODY AND LOAN AGREEMENT"). Capitalized terms used and not defined in this Accession Agreement have the meanings specified in the Custody and Loan Agreement.

     We agree, as of the date of this Accession Agreement, to be considered a party to the Custody and Loan Agreement for all purposes, as if an original signatory to the Custody and Loan Agreement, and to be bound, as an MSAF Lessor, by the terms of the Custody and Loan Agreement.



                                        [NAME OF ACCEDING MSAF LESSOR]



                                        By:
                                           ---------------------------------
                                           Name:
                                           Title:


ACCEPTED AND ACKNOWLEDGED

MORGAN STANLEY AIRCRAFT FINANCE


By:
   ----------------------------
   Name:
   Title:

INTERNATIONAL LEASE FINANCE CORPORATION


By:
    ---------------------------
    Name:
    Title:



MSA I

By:
    ---------------------------
    Name:
    Title:


GREENFLY (IRELAND) LIMITED


By:
    ---------------------------
    Name:
    Title:


REDFLY (UK) LIMITED


By:
    ---------------------------
    Name:
    Title:

[OTHER MSAF LESSORS PREVIOUSLY ACCEDED]

                                      B-2